UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 3, 2011

CROSS BORDER RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52738	98-0555508
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

22610 US Highway 281 N., Suite 218
San Antonio, TX	78258
(Address of principal executive offices)	(Zip Code)

(432) 789-1180
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 2 is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Cross Border Resources, Inc. (formerly Doral Energy Corp.) (the “Company”) on January 7, 2011 (the “Original Form 8-K”) and amended on January 19, 2011 (the “Amendment No. 1”) to include the historical financial statements of Pure Gas Partners, L.P. (“Pure L.P.”), a Texas limited partnership, and the unaudited pro forma financial information required pursuant to Items 9.01(a) and 9.01(b) of Form 8-K, and to include exhibits related thereto under Item 9.01(d) of Form 8-K.  Except with respect to the inclusion of the above noted financial statements, the disclosure in the Original Form 8-K as amended by Amendment No. 1 remains unchanged.

Pure L.P.  was formed in 2002 to acquire all of the issued and outstanding common stock of Pure Energy Group, Inc., (Pure Sub)  a Texas corporation.  Pure L.P. also owned a 94.456% limited partner interest in Pure Gas Partners II, L.P. (Pure), a Texas limited partnership formed in 2004, with .01 % general partner interest owned by Pure Sub. Pure Sub merged with the Company effective January 3, 2011. Pursuant to the provisions of the Pure Merger Agreement, Exhibit 10.1 of the current report on Form 8-K filed by the Company on January 7, 2011, all of Pure’s  oil and gas assets, liabilities and equity were transferred to Pure Sub prior to the completion of the merger.

Exhibit 99.1 presents the consolidated December 31, 2009 and 2008 audited financial statements of Pure L.P. and Exhibit 99.2 presents the consolidated September 30, 2010 and 2009 unaudited interim financial statements of Pure L.P.  This presentation illustrates the financial position and operations of Pure Sub after the transfer of the assets, liabilities and equity of Pure to Pure Sub.   Pure L.P. was only a holding company and had no other assets or liabilities besides it ownership interest in Pure and Pure Sub, and thus, represents the financial results of the entity acquired.

Item 9.01. Financial Statements and Exhibits.

(a)         Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Pure Gas Partners, L.P. as of December 31, 2009 and 2008, and for the years then ended, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated in their entirety herein by reference.

The unaudited consolidated financial statements of Pure Gas Partners, L.P. as of September 30, 2010 and 2009, and for the interim periods then ended, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated in their entirety herein by reference.

(b)         Pro Forma Financial Information.

The unaudited pro forma combined consolidated financial information as of and for the three months ended October 31, 2010, and for the year ended July 31, 2010, including the notes thereto, is furnished as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated in its entirety herein by reference.

(c)         Exhibits.

Exhibit No.	Description

23.1	Consent of Darilek, Butler & Associates PLLC.

99.1	Audited consolidated financial statements of Pure Gas Partners, L.P. as of December 31, 2009 and 2008, and for the years then ended.

99.2	Unaudited consolidated financial statements of Pure Gas Partners, L.P. as of September 30, 2010 and 2009 and for the interim periods then ended.

99.3	Unaudited pro forma combined consolidated financial information as of and for the three months ended October 31, 2010, and for the year ended July 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSS BORDER RESOURCES, INC.

/s/ Everett Willard Gray, II
Date: February 10, 2011	By:
Name: Everett Willard Gray, II
Title: Chief Executive Officer and Chairman of the Board of Directors